Dreyfus New Jersey

Municipal Money Market Fund, Inc.

SEMIANNUAL REPORT July 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                           Dreyfus New Jersey Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Money Market Fund, Inc., covering the six-month period from February 1, 2000 through July 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

Tighter monetary policy adversely affected most, but not all, sectors of the money markets over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures in a fast-growing economy. The Fed raised short-term interest rates three times during the reporting period, following three interest-rate hikes implemented in the months before the reporting period began.

In addition, tax-exempt money market investments were strongly influenced by their own supply-and-demand factors. This included a sharp reduction in demand for tax-exempt money market instruments during the income-tax season. In April, these forces helped yields on one-year municipal notes reach their highest levels in more than nine years.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus New Jersey Municipal Money Market Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

August 15, 2000




DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended July 31, 2000, the fund produced an annualized yield of 3.21% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.26%.(1)

We attribute the fund' s performance to rising interest rates and a strong economic environment. The latter enabled New Jersey issuers to reduce their borrowing activity, thereby reducing the supply of new tax-exempt money market securities available to New Jersey investors and putting downward pressure on tax-exempt money market yields.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

range and tend to lengthen the fund' s weighted average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practicable. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by robust U.S. economic growth, rising interest rates and seasonal supply-and-demand factors.

When the reporting period began on February 1, 2000, it had become apparent that the U.S. economy was growing strongly. Consumer confidence reached a 30-year high, oil prices were bouncing back from the previous year' s lows, and unemployment remained low. These economic forces raised concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period. When added to the three rate hikes implemented before the reporting period began, the Fed had raised interest rates a total of 1.75 percentage points since June 1999.

Tax-exempt money markets continued to be influenced by the strong U.S. and New Jersey economies throughout the reporting period. In general, this helped keep state-specific tax-exempt money market yields relatively low compared to taxable money market instruments for much of the reporting period. New Jersey and many of its municipalities experienced higher tax revenues during the period and, as a result, their need to borrow was curtailed which resulted in a reduced supply of securities.


Despite the lack of new supply, seasonal supply-and-demand factors helped push tax-exempt money market yields temporarily higher in April and May as taxpayers sold shares of municipal money market funds to pay their income tax obligations. We took advantage of the temporary yield increase by extending the fund's average maturity as much as practical to lock in prevailing high yields.

What is the fund's current strategy?

Our primary strategy has been to maintain a longer average weighted maturity for the fund than that of most other New Jersey tax-exempt money market funds. This maturity management strategy was designed to help us lock in what we believe are attractive yields amid a declining supply of newly issued securities. Although our ability to do so has been constrained by market illiquidity caused by the reduced supply of new securities, we were able to end the reporting period with an average maturity that is slightly longer than the average for our peer group

In addition, we took advantage of the temporary high yields during tax season in April and May to adjust the mix of assets in the portfolio. We attempted to increase our holdings of municipal notes and commercial paper, both of which have been in short supply. However, portfolio composition is subject to change at any time.

August 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund

STATEMENT OF INVESTMENTS

July 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                             Principal

TAX EXEMPT INVESTMENTS--99.7%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--94.7%

Atlantic County Improvement Authority, Revenues

  VRDN (Pooled Government Loan Program)

   3.90% (LOC; Krediet Bank)                                                                  4,800,000  (a)           4,800,000

Bayonne Municipal Utilities Authority, Sewer Revenue

   (Sewer Project) 4.75%, 2/1/2001                                                           10,000,000               10,009,606

Burlington County, BAN

   4.50%, Series A, 2/8/2001                                                                  3,000,000                3,006,012

Clifton, BAN 4.75%, 3/29/2001                                                                 3,000,000                3,009,633

Essex County Improvement Authority, Revenues

  VRDN (County Asset Sale Project)

  4% (Insured; AMBAC and

   Liquidity Facility; Morgan Guaranty Trust Co.)                                            12,000,000  (a)          12,000,000

Hudson County Improvement Authority, Revenue

  VRDN (Essential Purpose Pooled Government Loan)

   4.15% (LOC; First Union National Bank)                                                    16,240,000  (a)          16,240,000

Jersey City, BAN 4.75%, 1/12/2001                                                             9,000,000                9,022,059

Jersey City Redevelopment Authority, Multi-Family

  Revenue, Refunding, VRDN (Dixon Mills)

   3.90%, Series A (LOC; FNMA)                                                               10,800,000  (a)          10,800,000

Little Ferry, BAN 5%, 8/2/2001                                                                2,000,000                2,011,060

Middlesex County, BAN:

   4.50%, 1/19/2001                                                                          13,300,000               13,330,580

   4.75%, 7/24/2001                                                                          10,000,000               10,051,588

Monmouth County Improvement Authority, Revenue

  VRDN ( Pooled Government Loan Program)

   3.85% (LOC; The Bank of New York)                                                         11,985,000  (a)          11,985,000

Morristown, BAN 5%, 4/30/2001                                                                 5,000,000                5,021,409

State of New Jersey, GO Notes, Refunding

   5.25%, Series D, 2/15/2001                                                                 1,200,000                1,206,691

New Jersey Economic Development Authority:

  Exempt Facilities Revenue, CP

    (Chambers Cogen):

         3.80%, 9/8/2000 (LOC; Credit Locale de France)                                       9,000,000                9,000,000

         3.90%, 9/8/2000 (LOC; Credit Locale de France)                                       6,000,000                6,000,000

   VRDN:

      Dock Facilities Revenue, Refunding

         (Bayonne Improvement Project)

         4.05%, Series B (LOC; Bank One Corp)                                                 4,000,000  (a)           4,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority VRDN (continued):

  EDR:

    (Exit 8A Limited Partnership Project)

         4.20% (LOC; European American Bank)                                                  5,400,000  (a)           5,400,000

      Refunding:

         (Foreign Trade Zone Project)

            4.10% (LOC; Bank of New York)                                                     3,900,000  (a)           3,900,000

         (Hartz and Rex Associates)

            4.425%, Series B (LOC; Citibank)                                                  2,000,000  (a)           2,000,000

      (White Horse Pike Limited Project)

         4.43% (Corp. Guaranty; Household Finance Corp.)                                      7,600,000  (a)           7,600,000

   Industrial Revenue, Refunding (El Dorado Terminals)

      4.05%, Series A (LOC; Dow Chemical Company)                                             4,600,000  (a)           4,600,000

   Mortgage Facilities Revenue (Rennoc Corp. Project)

      4.50% (LOC; LaSalle National Bank)                                                      3,105,000  (a)           3,105,000

   PCR, Refunding:

      (Hoffman La Roche Inc.)

         4.25%, (LOC; Wachovia Bank of Georgia)                                              20,000,000  (a)          20,000,000

      (Public Service Electric and Gas Co.)

         4.10%, Series A (Insured; MBIA and

         Liquidity Facility; Union Bank of Switzerland)                                      17,300,000  (a)          17,300,000

      Revenues (Behavorial Health Care)

         4.15%, Series A (LOC; First Union National Bank)                                     3,595,000  (a)           3,595,000

      School Revenue, Refunding (Blair Academy)

         4.10% (LOC; First Union National Bank)                                               5,290,000  (a)           5,290,000

      Water Facilities Revenue, Refunding

         (United Water Project):

            4.25%, Series B (Insured; AMBAC and

               LOC; The Bank of New York)                                                     1,100,000  (a)           1,100,000

            4.30%, Series C (Insured; AMBAC and

               LOC; The Bank of New York)                                                     3,400,000  (a)           3,400,000

New Jersey Educational Facilities Authority, Revenues:

  CP (Princeton University):

    4%, 10/11/2000

         (Guaranteed by; Princeton University)                                                4,000,000                4,000,000

      4.20%, 10/12/2000

         (Guaranteed by; Princeton University)                                               10,400,000               10,400,000

      3.70%, 12/13/2000

         (Guaranteed by; Princeton University)                                                5,000,000                5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenues (continued):

  Refunding, VRDN (College of New Jersey)

    4.05%, Series A (Insured; AMBAC and

    LOC: Bank of Nova Scotia and

      Toronto-Dominion Bank)                                                                 23,900,000  (a)          23,900,000

New Jersey Health Care Facilities Financing Authority

  Revenues, VRDN:

    (Hospital Capital Asset Financing)

         4.05%, Series A (LOC; Chase Manhattan Bank)                                          2,200,000  (a)           2,200,000

      Refunding (Christian Health)

         4.10%, (LOC; Valley National Bank)                                                   3,700,000  (a)           3,700,000

New Jersey Housing and Management Finance Agency,

  Multi-Family Housing Revenue

   3.30%, Series A, 11/1/2000 (Insured; FSA)                                                  1,500,000                1,496,452

New Jersey Sports and Exposition Authority

  Recreational Revenue, VRDN

   4%, Series C (Insured; MBIA and LOC; Credit Suisse)                                       25,300,000  (a)          25,300,000

New Jersey Turnpike Authority, Turnpike Revenue

  VRDN:

    (Merlots) 4.34%, Series EEE (Insured; MBIA and

         LOC; First Union Bank of North Carolina)                                             6,500,000  (a)           6,500,000

      Refunding, 3.70%, Series D (Insured; FGIC and

         Liquidity Facility; Societe Generale)                                               26,000,000  (a)          26,000,000

Pennsauken Township, BAN 4.68%, 6/19/2001                                                     2,000,000                2,000,495

Port Authority of New York and New Jersey:

  Revenues:

         4.10%, Series 88, 10/1/2000                                                            600,000                  599,543

         Equipment Notes, CP

            4.10%, Series 2, 11/17/2000

            (LOC; Bank of Nova Scotia)                                                        5,725,000                5,725,000

   Special Obligation Revenue, VRDN

   (Versatile Structure Obligation):

      4.15%, Series 4 (LOC; Landesbank Hessen)                                               13,950,000  (a)          13,950,000

      4.15%, Series 6 (Liquidity Facility; Bank of

         Nova Scotia)                                                                        23,700,000  (a)          23,700,000

Rahway, BAN 4.15%, 12/20/2000                                                                 9,000,000                9,007,670

Rockaway Township, BAN 4.35%, 7/26/2001                                                       5,654,000                5,654,501

Somerset County, GAN 5.875%, 12/1/2000                                                        1,025,000                1,030,864

Somerset County Industrial Pollution Control Financing

  Authority, Industrial Revenue, Refunding, VRDN

  (American Cyanamid)

   4% (LOC; American Home Products)                                                           3,100,000                3,100,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

State of New Jersey Transit Corporation, GAN:

   4.80%, Series A, 9/1/2000 (Insured; FSA)                                                   2,000,000                2,000,628

   5%, Series A, 9/1/2000 (Insured; FSA)                                                      4,000,000                4,001,327

Vernon Township, BAN 4.85%, 7/27/2001                                                         5,000,000                5,023,588

Woodbridge Township, BAN 4.625%, 7/27/2001                                                    8,000,000                8,023,815

U.S. RELATED--5.0%

Commonwealth of Puerto Rico Government

  Development Bank, Tax Exempt Revenue, CP:

      4.50%, 10/27/2000                                                                       5,000,000                5,000,000

      4.05%, 12/14/2000                                                                      10,000,000               10,000,000

Guam Power Authority, Revenue, CP

  3.95%, 10/16/2000 (Insured; AMBAC and

   LOC; Kredietbank)                                                                          6,000,000                6,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $422,096,905)                                                             99.7%              422,097,521

CASH AND RECEIVABLES (NET)                                                                          .3%                1,390,273

NET ASSETS                                                                                       100.0%              423,487,794

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                              Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance

                              Insurance Corporation

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 73.9

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                        16.2

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      9.9

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           422,096,905   422,097,521

Cash                                                                    510,686

Interest receivable                                                   3,111,360

Prepaid expenses and other assets                                        24,545

                                                                     425,744,112
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           198,689

Payable for investment securities purchased                           2,011,060

Accrued expenses and other liabilities                                   46,569

                                                                       2,256,318
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      423,487,794
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     423,716,766

Accumulated net realized gain (loss) on investments                   (229,588)

Accumulated gross unrealized appreciation of investments                   616
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      423,487,794
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)       423,716,766

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,196,435

EXPENSES:

Management fee--Note 2(a)                                            1,054,982

Shareholder servicing costs--Note 2(b)                                 279,416

Professional fees                                                       23,515

Custodian fees                                                          20,854

Directors' fees and expenses--Note 2(c)                                 16,528

Prospectus and shareholders' reports                                    10,703

Registration fees                                                        3,925

Miscellaneous                                                            4,260

TOTAL EXPENSES                                                       1,414,183

INVESTMENT INCOME--NET                                               6,782,252
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 12,733

Net unrealized appreciation (depreciation) on investments                  616

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  13,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,795,601

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended

                                         Six Months Ended

                                            July 31, 2000          Year Ended

                                              (Unaudited)    January 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,782,252           11,543,678

Net realized gain (loss) from investments          12,733                   --

Net unrealized appreciation
   (depreciation) of investments                      616                   --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,795,601           11,543,678
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,782,252)         (11,543,678)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 338,272,337          529,895,068

Dividends reinvested                            6,056,572           10,241,115

Cost of shares redeemed                     (352,397,602)        (583,639,144)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (8,068,693)          (43,502,961)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (8,055,344)          (43,502,961)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           431,543,138          475,046,099

END OF PERIOD                                 423,487,794          431,543,138

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             July 31, 2000                               Year Ended January 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000         1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                          1.00          1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .016          .025         .027          .029           .027          .032

Distributions:

Dividends from investment
   income--net                                      (.016)        (.025)        (.027)         (.029)        (.027)        (.032)

Net asset value, end of period                       1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.23(a)         2.54          2.69           2.96          2.75          3.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .67(a)          .66           .67            .64           .65           .59

Ratio of net investment income

   to average net assets                           3.21(a)         2.50          2.65           2.92          2.71          3.21

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                              --            --            --             --            --          .06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     423,488       431,543       475,046        526,266       561,260       647,557

(A) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement
date    and    recognized    on    the    accrual    basis.     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of $21,269 during the period ended July 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $241,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. If not applied, $2,300 of the carryover expires in fiscal 2002, $40,000 expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005, $17,000 expires in fiscal 2006 and $63,000 expires in fiscal 2007.

During the period ended July 31, 2000, the fund reclassified $971 between accumulated net gain (loss) on investments and paid in capi tal due to the expiration of capital loss carryovers. The results of operative and net assets were not affected by the reclassification.

At July 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2000, the fund was charged an aggregate of $158,258 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2000, the fund was charged $78,720 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                        The Fund

                                                           For More Information

                        Dreyfus New Jersey Municipal Money Market Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                          Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                          Distributor

                           Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   758SA007